Exhibit 10.13
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 15, 2008 (the “Effective Date”), is entered into by and among PIONEER SOUTHWEST ENERGY PARTNERS L.P., a Delaware limited partnership (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, WELLS FARGO BANK, N. A., as Syndication Agent, and BMO CAPITAL MARKETS FINANCING, INC., as Documentation Agent.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of October 29, 2007, as amended by that certain Amendment to Credit Agreement, dated as of December 14, 2007, by and among the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent (as may be further amended or otherwise modified, the “Credit Agreement”);
     WHEREAS, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent intend to waive certain provisions of the Credit Agreement and amend certain provisions of the Credit Agreement as set forth herein.
     NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
     SECTION 2. Limited Waiver of Covenant to Deliver Financial Statements. The Administrative Agent, L/C Issuer and the Lenders hereby waive compliance with the delivery requirements set forth in clause (a) of Section 6.01 of the Credit Agreement with respect to the fiscal year ended December 31, 2007.
     SECTION 3. Amendment of Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:
     (a) by deleting the definition of “Audited Financial Statements” and replacing it in its entirety with the following:
“‘Audited Financial Statements’ means (a) the audited Consolidated balance sheet of the predecessor to the Borrower and its Consolidated Subsidiaries as of December 31, 2006, (b) the audited Consolidated balance sheet of the predecessor to the Borrower and its Consolidated

Subsidiaries as of December 31, 2007, and (c) in each case, the related Consolidated statements of income or operations, owner’s net equity and cash flows for such fiscal year of the predecessor of the Borrower and its Consolidated Subsidiaries, including the notes thereto, as reflected in the Registration Statement.”
     (b) by deleting the definition of “Initial Reserve Report” and replacing it in its entirety with the following:
“‘Initial Reserve Report’ means the engineering report concerning the Oil and Gas Properties to be owned by the Operating Company pursuant to the terms of the Closing Transactions Documents, prepared by Pioneer, as of December 31, 2007, and audited by Netherland, Sewell & Associates, Inc. or another independent engineering firm selected by the Borrower and reasonably acceptable to the Administrative Agent.”
     (c) by deleting the definition of “Unaudited Financial Statements” and replacing it in its entirety with the following:
“‘Unaudited Financial Statements’ means (a) the unaudited pro forma Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of September 30, 2007 after giving effect to the Closing Transactions, and the related pro forma Consolidated statements of operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007 and (b) the unaudited Consolidated balance sheet of the predecessor to the Borrower and its Consolidated Subsidiaries as of September 30, 2007, and the related Consolidated statements of operations, changes in equity and cash flows for the nine months ended on that date, in each case, including the notes thereto and as reflected in the Registration Statement and (c) each additional unaudited balance sheet or related statement of operations, changes in equity and cash flows of the Borrower and its Consolidated Subsidiaries, or predecessor of the Borrower and its Consolidated Subsidiaries, that is submitted to the SEC and filed in connection with the Registration Statement.”
     (d) by inserting the following new definition immediately following the definition of “Other Taxes”:
“‘Outside Closing Date’ means April 15, 2008.”

     SECTION 4. Amendment of Section 2.03 of the Credit Agreement. Clause (j) of Section 2.03 of the Credit Agreement is hereby amended by deleting the text “Arrangers’ Fee Letter” and replacing it with the text “Administrative Agent’s Fee Letter”.
     SECTION 5. Amendment of Section 4.01 of the Credit Agreement. Section 4.01 of the Credit Agreement is hereby amended as follows:
     (a) by deleting the text of sub-clause (vii) of clause (a) thereof and replacing it in its entirety with the following:
“(vii) a certificate signed by a Responsible Officer of the General Partner certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, and (B) that there has been no event or circumstance since the date of the Audited Financial Statements for the fiscal year ended December 31, 2006 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;”
     (b) by deleting the text of clause (d) thereof and replacing it in its entirety with the following:
“(d) The Closing Date shall have occurred on or before the Outside Closing Date.”
     SECTION 6. Amendment of Article IV of the Credit Agreement. Article IV of the Credit Agreement is hereby amended by adding a new Section 4.03 as follows:
“4.03 Automatic Termination of Aggregate Commitments. Notwithstanding anything herein to the contrary, in the event that the Closing Date shall not have occurred on or before the Outside Closing Date, the Aggregate Commitments shall automatically terminate on such Outside Closing Date without any further action by the Administrative Agent or any Lender.”
     SECTION 7. Amendment of Section 5.04 of the Credit Agreement. Section 5.04 of the Credit Agreement is hereby amended as follows:
     (a) by deleting the text of clause (a) thereof and replacing it in its entirety with the following:
“(a) The Borrower has heretofore furnished to the Lenders true, correct and complete copies of the Audited Financial Statements, as of and for each of the fiscal years ended December 31, 2006 and December 31, 2007, reported on by Ernst & Young LLP, independent public accountants. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the predecessor to the Borrower and its Consolidated Subsidiaries on a consolidated basis as of such dates and for such periods in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.”
     (b) by deleting the text of clause (c) thereof and replacing it in its entirety with the following:
“(c) Since the date of the Audited Financial Statements for the fiscal year ended December 31, 2006, there has been no material adverse change in the business, assets, properties, liabilities (actual or contingent), operations, or financial condition of the Borrower and its Consolidated Subsidiaries, or the predecessor to the Borrower and its Consolidated Subsidiaries, as applicable, taken as a whole.”
     SECTION 8. Representations and Warranties, Etc. To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the and the Lenders that as of the date hereof:
     (a) each of the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date;
     (b) the execution, delivery and performance of this Amendment has been duly authorized by all requisite organizational action on the part of the Borrower;
     (c) the Credit Agreement and each other Loan Document constitute valid and legally binding agreements enforceable against each Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
     (d) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.
     SECTION 9. Ratification. The Borrower hereby ratifies and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Loan Documents. This Amendment is an amendment to the

Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.
     SECTION 10. Effectiveness. This Amendment shall become effective as of the Effective Date when all of the conditions set forth in this Section have been satisfied.
     (a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent, the L/C Issuer, the Syndication Agent, the Documentation Agent and each Lender; and
     (b) The Administrative Agent shall have received (i) all reasonable documented out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents (including all reasonable documented fees, charges and disbursements of counsel to the Administrative Agent), and (ii) all other reasonable fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, in each case under either clause (i) or (ii) above, to the extent then invoiced.
     SECTION 11. Governing Law; Severability; Integration. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
     SECTION 12. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original and all of which when taken together shall constitute a single document.
     SECTION 13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.06 of the Credit Agreement.
     SECTION 14. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the

Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent, the L/C Issuer, the Syndication Agent, the Documentation Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.
     SECTION 15. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of Page Left Intentionally Blank]

Second Amendment to Credit Agreement
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
By: Pioneer Natural Resources GP LLC, its general partner
By:	/s/ Richard P. Dealy
Name:	Richard P. Dealy
Title:	Executive Vice President and Chief Financial Officer

Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

Second Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as Syndication Agent and a Lender
By:	/s/ Charles D. Kirkham
Name:	Charles D. Kirkham
Title:	Senior Vice President

Second Amendment to Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC., as Documentation Agent and a Lender
By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

Second Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender
By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Director

Second Amendment to Credit Agreement

CITIBANK, N.A., as a Lender
By:	/s/ Jim Reilly
Name:	Jim Reilly
Title:	Vice President

Second Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Vice President

Second Amendment to Credit Agreement

DNB NOR BANK ASA, as a Lender
By:	/s/ Thomas Tangen
Name:	Thomas Tangen
Title:	First Vice President

By:	/s/ Jack Sun
Name:	Jack Sun
Title:	First Vice President

Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Robert W. Traband
Name:	Robert W. Traband
Title:	Executive Director

Second Amendment to Credit Agreement

THE ROYAL BANK OF SCOTLAND plc, as a Lender
By:	/s/ David Slye
Name:	David Slye
Title:	Vice President

Second Amendment to Credit Agreement

TORONTO DOMINION (TEXAS) LLC, as a Lender
By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

Second Amendment to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

Second Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Tyler Fauerbach
Name:	Tyler Fauerbach
Title:	Vice President

Second Amendment to Credit Agreement

SOCIETE GENERALE, as a Lender
By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Director

S-15